CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT 10.1

PURCHASE AGREEMENT NUMBER PA-03784

between

THE BOEING COMPANY

and

United Air Lines, Inc.

Relating to Boeing Model 737-900ER Aircraft

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 1

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 2

LETTER AGREEMENTS	TITLE

UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879	Option Aircraft

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155	*** Matters

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 3

Purchase Agreement No. PA-03784

between

The Boeing Company

and

United Air Lines, Inc.

This Purchase Agreement No. PA-03784 between The Boeing Company, a Delaware corporation, (Boeing) and United Air Lines, Inc., a Delaware corporation, (Customer) relating to the purchase and sale of Model 737-900ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of February 19, 2010 between the parties, identified as AGTA-UAL, as amended (AGTA).

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-900ER aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the *** on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-900ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of *** percent (***%), less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 4

4.3 For any Aircraft whose scheduled month of delivery is less than *** months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty *** for the Aircraft, describes the applicable engine escalation formula and contains the engine warranty *** for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing and Customer reserve the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of their respective press release by the other party’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 5

AGREED AND ACCEPTED this July 12, 2012
Date

THE BOEING COMPANY /s/ ***	UNITED AIR LINES, INC. /s/ Gerald Laderman
Signature	Signature

***	Gerald Laderman
Printed name	Printed name

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784	Page 6

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	***	Detail Specification: ***

Engine Model/Thrust: ***		***	Airframe Price Base Year/ Escalation Formula:	***	***

Airframe Price:		$***	Engine Price Base Year/ Escalation Formula:	***	***

Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***

Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery	Number of	Escalation Factor	Serial	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Price Per A/P	***	***	***	***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

***	***	***	***	$***	$***	$***	$***	$***

Boeing / United Air Lines, Inc. Proprietary

UAL-PA-03784 60963-1F.TXT	Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***

Boeing / United Air Lines, Inc. Proprietary

UAL-PA-03784 60963-1F.TXT	Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	$***	$***	$***	$***	$***
Total: 50

Boeing / United Air Lines, Inc. Proprietary

UAL-PA-03784 60963-1F.TXT	Page 3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Air Lines, Inc.

Exhibit A to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXA	Page 1

Exhibit A

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 737-900ER AIRCRAFT

The Detail Specification is Boeing document number *** dated as of ***. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of *** dated *** as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXA	Page 2

CR	Title	2005$ Follow On Price Per A/C

***	***	$***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXA	Page 3

***	TOTALS:	$	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXA	Page 10

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

United Air Lines, Inc.

Exhibit B to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXB	Page 1

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-900ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than *** prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than *** prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least *** prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3	Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than *** prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration,

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXB	Page 2

for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than *** prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than *** prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXB	Page 3

4.	DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	***

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXB	Page 4

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EXB	Page 5

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

United Air Lines, Inc.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-AE1	AE1 Page 1

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-900ER AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to *** to be *** in *** at the signing of this Purchase Agreement and to *** to be *** at *** for the *** of ***. The Airframe Price Adjustment will be *** at the *** of *** in accordance with the following formula:

***

Where:

*** (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR, 777-F, and 777-300ER the *** includes the *** at its basic thrust level.)

***plus the *** (as set forth in Table *** of this Purchase Agreement).

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement);

*** is a *** determined using the ***), calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for ***

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement); and

*** is a *** determined using the ***), calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-AE1	AE1 Page 2

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months of *** of the *** will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iv)	The *** are the actual average values reported by *** The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

(v)	The final value of *** will be rounded to the nearest dollar.

(vi)	The *** if it will *** in the ***

2. Values to be Utilized in the Event of Unavailability.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or *** Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** months after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the Airframe Price Adjustment, *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of ***

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such *** will be *** in the ***

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued *** for the period of original invoice to issuance *** or ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-AE1	AE1 Page 3

Note:

(i)	The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***, subject always to ***

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-AE1	AE1 Page 4

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

United Air Lines, Inc.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-BFE1	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-900ER AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	***

Galley Inserts	***

Seats (passenger)	***

Overhead & Audio System	***

In-Seat Video System	***

Miscellaneous Emergency Equipment	***

Cargo Handling Systems* (Single Aisle Programs only)	***

*	For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-BFE1	Page 2

2. On-dock Dates and Other Information.

On or before *** Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

For planning purposes, preliminary BFE on-dock dates:

Date	Air- craft	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-BFE1	Page 3

For planning purposes, preliminary BFE on-dock dates:

Date	Air- craft	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
Total	50

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-BFE1	Page 4

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-BFE1	Page 5

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-CS1	Page 1

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-900ER AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; ***

1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2. Flight Training.

Boeing will provide, if required, *** to acquaint up to *** between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-CS1	Page 2

3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4. Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-CS1	Page 3

ENGINE ESCALATION,

ENGINE WARRANTY***

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 1

ENGINE ESCALATION

ENGINE WARRANTY ***

relating to

BOEING MODEL 737-900ER AIRCRAFT

1. ENGINE ESCALATION.

*** is defined for the 737-600, -700, -800, -900 or -900ER Aircraft. Pursuant to the AGTA, the *** for these *** are *** and *** in the same manner as the ***.

2. ENGINE WARRANTY AND ***

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to *** the *** of CFM’s warranty as set forth below (***); subject, however, to *** acceptance of the conditions set forth herein. Accordingly, *** to *** and *** the *** as hereinafter set forth, and such *** all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for *** of the *** to *** hereby *** and *** and *** the *** or *** such CFM56-7 type Engines and *** and *** In addition, *** hereby *** and *** and *** of the *** such CFM56-7 type Engines *** or *** between *** and *** and *** hereby ***

2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2 Patents.

2.2.1 *** shall *** and *** or *** as *** on *** or *** an *** of *** and shall *** and *** therein ***. This paragraph shall *** to *** or to the aircraft manufacturer’s design. As to such *** or *** for ***

2.2.2 *** hereunder is conditioned upon Customer promptly notifying *** and giving *** and *** for the *** In case *** to constitute and the use of *** at its *** and at its *** either (i) *** for *** the *** to *** or *** (ii) *** and *** or *** or (iii) *** the *** so it *** and ***. The foregoing shall constitute *** and the ***

2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and *** prior to Customer’s initial use of such products.

2.4 ***

2.4.1 *** by *** and agreed *** CFM *** CFM will *** by *** to *** or to other ***support will be *** to the *** and will *** to *** to be *** and *** with all the *** and *** including the *** applicable to ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 2

2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, *** as set forth herein shall apply to ***

2.5 New Engine Warranty.

2.5.1 CFM warrants each new Engine and Module against *** for the initial *** Flight Hours as follows:

(i)	Parts *** for any ***.

(ii)	*** for *** and *** of any new Engine Part will be ***.

(iii)	Such *** will be*** percent (***%) from new to *** (***) Flight Hours and decreasing pro rata from *** percent ***%) at *** Flight Hours to *** percent (***%) at *** Flight Hours.

2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM *** for the *** Flight Hours and *** Flight Hours to ***percent ***%)***) Flight Hours.

(ii)	Transportation to and from the designated facility shall be at *** expense.

2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1 During the first *** Flight Hours for such Parts and Expendable Parts, *** will grant *** percent (***%) *** or *** for repair labor for failed Parts.

2.6.2 *** will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from *** percent (***%) at *** Flight Hours Part Time to *** percent (***%) at the applicable hours designated in Table 1.

2.7 Ultimate Life Warranty.

2.7.1 CFM warrants Ultimate Life limits on the following Parts: ***

2.7.2 *** will grant a pro rata *** decreasing from *** percent (***%) when new to *** percent at *** Flight Hours or *** Flight Cycles, whichever comes earlier. *** will be granted only when *** by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than *** Flight Hours or *** Flight Cycles.

2.8 ***.

2.8.1 A *** will be declared by CFM when a *** introduction, ***, or *** replacement of an Engine or Module is *** CFM Service Bulletin or FAA Airworthiness Directive. *** may also be declared for CFM Service Bulletins requesting *** no later than the next Engine or Module shop visit. *** will *** following Parts ***:

Engines and Modules

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 3

(i)	*** percent (***%) for Parts in inventory or removed from service when new or with *** Flight Hours or less total Part Time.

(ii)	*** percent (***%) for Parts in inventory or removed from service with over *** Flight Hours since new, regardless of warranty status.

2.8.2 ***—*** will grant *** percent (***%) *** for *** of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a *** CFM Service Bulletin or FAA Airworthiness Directive. A *** will be granted by *** for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1 IN THE EVENT *** FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY *** EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY *** OR BECAUSE *** DID NOT APPEAR IN AN ACTION BROUGHT AGAINST ***. *** OBLIGATION TO INDEMNIFY *** HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS *** IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 4

PROCEEDING IN WHICH *** WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT *** LIABILITY IS OTHERWISE LIMITED.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 5

TABLE 1

CFM56 WARRANTY PARTS LIST

***

***
	***	***	***	***	***	***

***

***		***

***						***

***		***

***

***					***

***			***

***			***

***			***

***		***

***			***

***

***			***

***						***

***			***

***

***			***

***			***

***			***

***

***		***

***						***

***						***

***

***					***

***		***

***		***

***		***

***

***		***

***		***

***		***

***		***

***			***

***		***

***

***			***

***						***

***						***

***		***

***

***				***

***		***

***		***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 6

TABLE 1

CFM56 WARRANTY PARTS LIST

***

***
	***	***	***	***	***	***
***		***
***					***
***						***
***			***
***		***
***
***				***
***			***
***			***
***
***			***
***			***
***			***
***			***
***		***
***
***	***
***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-EE1	Page 7

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03784

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-SLP1	Page 1

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-900ER AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03784.

1. Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-SLP1	Page 2

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-SLP1	Page 3

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5. Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6. Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7. Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE:	The Service Life Policy *** the SLP Components.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-SLP1	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207868

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207868	Page 1
Performance Guarantees

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207868
Performance Guarantees	Page 2

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

MODEL 737-900ER *** PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

BOEING / CONTINENTAL AIR LINES, INC. PROPRIETARY

P.A. No. PA-1951
AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-900ER Aircraft *** and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a *** altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE:    *** Pounds

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.2.2	The FAA approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.3	Speed

The level flight speed at a gross weight of *** pounds, on an ISA+10°C day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

NOMINAL:	*** KTAS
TOLERANCE:	*** KTAS
GUARANTEE:	*** KTAS

2.4	Altitude Capability—All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

GUARANTEE:    *** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

GUARANTEE:    *** Feet

2.6	Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.7	Mission

2.7.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet
5.	*** feet	*** feet
6.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at the recommended climb speed for minimum block fuel until the initial cruise altitude is reached.

The temperature is ISA+5°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+5°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission and at a *** Mach number.

2.7.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F. The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.4	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** by the airport conditions.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.6	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.7.8 is the basis for the mission guarantees of Paragraphs 2.7.1, 2.7.2, 2.7.3, 2.7.4, 2.7.5, and 2.7.6.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

2.7.8	737-900ER Weight Summary—United Air Lines

Pounds
Standard Model Specification MEW	***

Configuration Specification ***
*** Tourist Class Passengers
CFM56-7 Engines
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** liters) Fuel Capacity

***
***	***
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

United Air Lines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.7.9)	***

United Air Lines Operational Empty Weight (OEW)	***

***	***

United Air Lines Post-Delivery Operational Empty Weight (OEW)	***

	Quantity		Pounds		Pounds

* Seat Weight Included					*	**

***	*	**	*	**

***	*	**	*	**

***	*	**	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

2.7.9	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Passenger Portable	***	***
Crew masks	***	***
Miscellaneous Equipment			***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water—60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides – Forward	***	***
Escape Slides—Aft	***	***
Life Vests—Crew and Passengers	***	***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***

Total Standard and Operational Items Allowance				***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification ***, Revision *** including assumed changes to a new United Airlines configuration, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in *** of the Detail Specification *** (hereinafter referred to as the Detail Specification) including assumed changes to a new United Airlines configuration. Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.7.1, 2.7.2, and 2.7.3 and the specified payloads of Paragraph 2.7.4, 2.7.5, and 2.7.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category P brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

5.6	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). ***.

5.7	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff, landing, and enroute one-engine inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

6.3	Compliance with the speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

MODEL 737-900ER *** PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-900ER Aircraft with winglets and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished ***.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE:    *** Pounds

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.2.2	The FAA approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, shall not be more than the following guarantee value:

GUARANTEE:    *** Feet

2.3	Speed

The level flight speed at a gross weight of *** pounds, on an ISA+10°C day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

NOMINAL:	*** KTAS
TOLERANCE:	*** KTAS
GUARANTEE:	*** KTAS

2.4	Altitude Capability—All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

GUARANTEE:    *** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

GUARANTEE:    *** Feet

2.6	Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.7	Mission

2.7.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet
	3.	*** feet	*** feet
	4.	*** feet	*** feet
	5.	*** feet	*** feet
	6.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** Pounds

Takeoff and Climbout Maneuver:
	Fuel	*** Pounds

Approach and Landing Maneuver:
	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at the recommended climb speed for minimum block fuel until the initial cruise altitude is reached.

The temperature is ISA+5°C during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+5°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission and at a *** Mach number.

2.7.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F. The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.
Fixed

Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.4	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***

The takeoff gross weight is *** the airport conditions.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.6 Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approachand Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.7.8 is the basis for the mission guarantees of Paragraphs 2.7.1, 2.7.2, 2.7.3, 2.7.4, 2.7.5, and 2.7.6.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

2.7.8	737-900ER Weight Summary—United Air Lines

Pounds
Standard Model Specification MEW	***

Configuration Specification D019A001, Rev. M, Dated January 30, 2009

*** Tourist Class Passengers

CFM56-7 Engines

*** lb (*** kg) Maximum Taxi Weight

*** U.S. Gallons (*** liters) Fuel Capacity

***

***	***

***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

United Air Lines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.7.9)	***

United Air Lines Operational Empty Weight (OEW)	***

***	***

United Air Lines Post-Delivery Operational Empty Weight (OEW)	***

	Quantity		Pounds		Pounds

* Seat Weight Included					*	**

***	*	**	*	**

***	*	**	*	**

***	*	**	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

2.7.9	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Passenger Portable	***	***
Crew masks	***	***
Miscellaneous Equipment			***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water—60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides – Forward	***	***
Escape Slides—Aft	***	***
Life Vests—Crew and Passengers	***	***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***

Total Standard and Operational Items Allowance				***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001CAL39E-2, Revision B including assumed changes to a new United Airlines configuration, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision B of the Detail Specification D019A001CAL39E-2 (hereinafter referred to as the Detail Specification) including assumed changes to a new United Airlines configuration. Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.7.1, 2.7.2, and 2.7.3 and the specified payloads of Paragraph 2.7.4, 2.7.5, and 2.7.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category P brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and *** specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. ***.

5.6	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). ***.

5.7	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1207868

***

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff, landing, and enroute one-engine inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

6.3	Compliance with the speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 03784
AERO-B-BBA4-M12-0320C	SS12-0153

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207870

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft).
b) Customer Services General Terms Agreement No. 22-1 (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. Definitions.

1.1 Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE).

1.3 Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be

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Spare Parts Initial Provisioning	Page 1

established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data periodically (or upon Customer request) until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting. Boeing will integrate such data received in accordance with above.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, and engine spare parts, as applicable, which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for a minimum of ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data. Boeing Spare Parts pricing provided to Customer will be subject to letter agreement number 6-1162-MSA-550, entitled “Spare Parts Commitments”.

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be *** percent (***%) of the supplier’s list price for such items. If a product support and assurance agreement (PSAA) with a supplier is effective, then such supplier’s Supplier Spare Parts pricing will escalate pursuant to the provisions of such PSAA.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Spare Parts Initial Provisioning	Page 2

3.2.3

3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting. For parts that are deemed Boeing Spare Parts, such pricing will remain in effect for a minimum of *** (***) days from the date the price is first quoted to Customer.

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of i) the Aircraft, ii) of any accessory, equipment or part thereof (other than a redesign at Customer’s request), or iii) of items in i) or ii) due to their noncompliance with Customer’s Detail Specification, then Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. *** the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

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Spare Parts Initial Provisioning	Page 3

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing *** after delivery of the first Aircraft and ending *** after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within *** business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed. ***

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

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Spare Parts Initial Provisioning	Page 4

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** percent (***%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include ***. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing’s Seattle Distribution Center or such other destination as Boeing may reasonably designate. *** for the *** Customer *** Boeing of any such Provisioning Items.

7. Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207870
Spare Parts Initial Provisioning	Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207870
Spare Parts Initial Provisioning	Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207871

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Special Matters

Reference:	1) Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

2) Letter Agreement UAL-PA-03784-1209039 entitled “Aircraft Model Substitution” (Substitution Letter) between Boeing and Customer.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

1.1 Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in an amount determined by *** the ***%.

1.2 *** Credit Memorandum. At the time of delivery of each Aircraft delivering to Customer from *** through ***, Boeing will issue to Customer a *** Credit Memorandum in an amount determined by *** the ***% percent. Boeing *** that the inclusion of this *** Credit Memorandum is ***.

1.3 *** Credit Memorandum. On the first business day of each of the years ***, Boeing will issue to Customer a *** credit memorandum (*** Credit Memorandum) in a *** amount of *** US Dollars ($***) ***. This credit memorandum may be used ***, and may ***.

1.4 *** Pursuant to the ***, Customer may *** of ***. At the time of *** Boeing *** Customer ***.

1.5 ***At the time of ***% percent. Boeing *** the inclusion of *** is ***.

1.6 ***. Pursuant to the *** At the time of ***, Boeing *** Customer *** the ***%.

1.7 ***. At the time of delivery ***%***. Boeing *** the inclusion of *** is ***.

2. ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207871
Special Matters	Page 1

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 and 1.2 are in *** base year dollars, and the Credit Memoranda stated in paragraphs 1.4 through 1.7 are in *** base year dollars, and will be *** set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may***, be (i)*** the *** of the ***, or (ii) used for ***

3. ***.

Boeing agrees to make the 737 *** for the Aircraft through Boeing’s ***. In the event that Boeing does not make the 737 ***, then Boeing will agree to ***

4. ***

If a *** leads to a *** to be available only through a *** where *** were previously available, or if an existing ***, then *** for such affected *** will have the necessary agreements in place to provide *** These ***, known as the *** will include (but not be limited to) *** that the terms of such *** are commercially reasonable.

5. Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

6. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***

7. Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207871
Special Matters	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207871
Special Matters	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207878

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the ***, totals the following ***

Aircraft Model	***
737	***

Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the aircraft by *** following delivery to the extent such *** are not covered under a warranty provided by *** or any of *** suppliers.

Should a *** which requires the *** of the Aircraft to *** facilities at ***, so that *** may *** such ***, Boeing and Customer agree that title to and risk of loss of such

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207878
Demonstration Flight Waiver	Page 1

Aircraft will ***. In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in *** as is chargeable by law to a bailee for mutual benefit, but *** shall not be liable for ***.

To be *** for *** shall submit a written itemized statement describing any *** and indicating the *** incurred by *** for each *** This request must be submitted to ***, within ***after the ***

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207878
Demonstration Flight Waiver	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207879

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-900ER aircraft as option aircraft (Option Aircraft).

2. Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement.

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for model 737-900ER aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to *** the Option Aircraft may ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.

4. Price.

4.1 The Airframe Price and Optional Features Prices for each of the Option Aircraft is identified in Attachment A to this Letter Agreement. The ***

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Option Aircraft	Page 1

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5. Payment.

5.1 Customer will pay a non-refundable option deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of execution of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***

5.2 Notwithstanding the amount shown in Attachment A, the Option Deposit will be *** for each ***.

5.3 At Definitive Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6. Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date *** prior to the first day of the delivery month listed in the Attachment (Option Exercise Date).

***

7. Definitive Agreement.

Following Customer’s exercise of an option, the parties will sign a definitive agreement for the purchase of such Option Aircraft (Definitive Agreement) within *** of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** Days following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the Option Deposit for that Option Aircraft and shall have no further obligation with respect to that Option Aircraft.

8. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 3

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		***	Detail Specification:	***

Engine Model/Thrust:	***		***	Airframe Price Base Year/Escalation Formula:		***		***

Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***

Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***

Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***			***			***			***
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 4

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***			***			***			***
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 5

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***			***			***			***
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 6

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***			***			***			***
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
Total	60

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207879
Option Aircraft	Page 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207881

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Seller Purchased Equipment
Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.	Customer Responsibilities.

2.1 Supplier Selection. Customer will select SPE suppliers from a list provided by *** for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects *** supplier that is *** will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

2.2 Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within *** after the selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within *** of the ITCM or as otherwise identified by Boeing:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 1

***

2.3 Configuration Requirements. Customer will meet with Boeing and such selected SPE suppliers in the ITCM and any other scheduled meetings in order to:

***

3. Boeing Responsibilities.

3.1 Supplier Selection

3.1.1 Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of *** prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

3.1.2 Request for Quotation (RFQ). Approximately *** prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the *** of the selection date.

3.1.3 Bidders Summary. Not later than *** prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier for the ***. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.2 Additional Boeing responsibilities:

***

4. IFE/CCS Software.

IFE/CCS may contain software of the following two types:

4.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2 Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

4.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

4.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition *** of the *** at the time of ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 2

4.2.3 Boeing has no obligation to approve any documentation to support *** will only *** and operate Customer’s Software if in *** such *** and *** is *** to *** the *** on the ***

4.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5. Price.

5.1 Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.2 Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to the Aircraft SPE configuration may only be made by and between *** and the ***. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

8.1 If *** does not perform its obligations as provided in this Letter Agreement, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

8.1.1*** the *** of the *** to *** the *** of ***, and *** the *** of the *** on such ***;

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 3

8.1.2*** * the ***

8.1.3*** a *** and *** for the *** and

8.1.4*** the *** by the *** of *** to such ***, including but not limited to, *** associated with *** by ***

8.2 Additionally, if *** does not perform its obligations as provided in this Letter Agreement and such non-performance causes the delivery of SPE seats to not support the delivery of the Aircraft in its scheduled delivery month, Customer agrees that:

8.2.1 Boeing may *** to *** the *** and *** of the *** in the *** in a ***

8.2.1.1 if Boeing *** to *** in a *** will *** with a *** and *** for a *** and *** in *** of the *** of the ***

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	***

11.	Definition.

For purposes of the ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 5

Attachment A

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	***

Galley Inserts	***

Seats (passenger)	***

Overhead & Audio System	***

In-Seat Video System	***

Cargo Handling Systems	***

*(Single Aisle Programs only)

*	For a new certification, Customer will need to provide Supplier Selections *** months earlier than stated above.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1207881
Seller Purchased Equipment	Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208155

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA/UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1. ***

1.1 ***

1.2 ***

***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**

2. *** on ***

2.1 *** will *** on the *** the calendar day on which each *** in accordance with Table 1 of the Purchase Agreement, *** delivery of the applicable Aircraft. The *** used to *** shall be the *** The *** will be the *** on *** will be ***

2.2 *** the *** for each Aircraft will be ***.

3. *** Rights.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208155
***Matters	Page 1

3.1 Customer agrees that *** Customer*** and *** that ***. and *** are *** in *** to ***

3.2 In the event Boeing *** Customer*** pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

3.3 For all purposes of this Article 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4 Notwithstanding Article 3.1, *** shall not *** under the Purchase Agreement with respect to any Aircraft that is subject to ***

3. Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

4. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208155
***Matters	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208155
***Matters	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208156

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

*** will have the meaning specified in letter agreement ***

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any Option Aircraft for which Customer has exercised its option exercise rights.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3. *** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. ***

5. ***

6. ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208156
***	Page 1

7.***

8. Assignment.

*** this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208156
***	Page 2

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208156
***	Page 3

ATTACHMENT B

***

***	***	***	***
***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208156
***	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208172

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Subject to the terms, provisions, and conditions described herein, ***

1. Customer’s ***.

Boeing *** Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** for the applicable Aircraft is ***. *** not later than *** after receipt of Customer’s ***.

2. ***.

At the time of delivery of each Aircraft, or *** after delivery of an Aircraft, *** Customer. Such *** shall be *** identifying the Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***. Customer may *** subsequent to the Effective Date. If Customer ***, then Customer shall *** as outlined in paragraph 3 below.

3. ***.

Customer shall *** in accordance with either the *** set forth below, at Customer’s option.

***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208172
***	Page 1

4.***

5. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208172
***	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208172
***	Page 3

Attachment A to Letter Agreement UAL-PA-03784-LA-1208172

Date:

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Attention:	Technical Department

Reference:	Letter Agreement UAL-PA-03784-LA-1208172 to Purchase Agreement 03784

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

Attachment B to Letter Agreement UCH-PA-03784-LA-1208172

***

***	***
***	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

	***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208173

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Special Consideration for ***

In the event that Customer elects to have the *** installed on an Aircraft at time of delivery, Boeing shall provide at the time of delivery of each such Aircraft ***

In the event that Customer elects to install the *** as a post delivery modification, Boeing shall *** such *** in a manner similar to what is currently being done with ***, i.e. the *** for the *** will be ***

2. Assignment ***.

The *** described in this Letter Agreement are ***. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208173
***	Page 1

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208173
***	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207869

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	737 Production Adjustments
Reference:	1) Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (including any 737-700 or 737-800 aircraft, collectively the 737NG Aircraft)

***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement ***. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. 737 Production Adjustments

For any scheduled deliveries from *** onward, Boeing may *** or *** to *** of the *** (737 Production Adjustment), provided that such 737 Production Adjustment *** in a ***. If Boeing elects to take such action, for those *** by a 737 Production Adjustment, Boeing will *** of the *** with the *** of the ***

2. Notice and Purchase Agreement Amendment.

2.1*** Notice. If Boeing elects to implement the 737 Production Adjustment, no later than *** months prior to the first day of the scheduled delivery month of the ***, Boeing will provide Customer written notice of its intention to *** of the *** with the *** of a *** (*** Notice). Such *** Notice will i) represent that Boeing has elected to implement a 737 Production Adjustment, and ii) *** the *** of *** Boeing’s notice will constitute an amendment to the Purchase Agreement to *** the *** and an amendment to the *** to *** the *** in accordance with the terms and conditions set forth herein (Amendment).

2.2 Delivery Schedule. Boeing will ***, within its then-current production capacity, to *** for the *** as the *** of the *** (Original Delivery Month). In the event Boeing is ***, then Boeing will *** to the ***, and ***. In addition, Boeing will consider and make *** efforts to accommodate Customer requests regarding *** quantities in certain months.

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
737 Production Adjustments	Page 1

2.3 Advance Payments. If the advance payments owed for any *** is *** than the advance payments paid for the ***, then within ***, *** will pay *** the amount of the difference in advance payments due as of the date of the ***. If the advance payments paid for a the applicable *** is *** than the advance payments owed for the ***

2.4 Other Terms and Conditions. All other terms and conditions of the ***, including but not limited to Aircraft Basic Price, Escalation Adjustment and Detail Specification, shall apply to the ***.

3. Effectiveness; Conforming Changes to Purchase Agreement.

The terms of this Letter Agreement will be fully effective upon the date of the *** Notice. Once effective, the terms of this Letter Agreement will supersede the corresponding terms of the Purchase Agreement ***. The execution of the ***, as discussed below, is to facilitate contract administration and is not a condition to the effectiveness of this Letter Agreement or the *** Notice. The Parties will execute a supplemental agreement to the Purchase Agreement *** to conform the Purchase Agreement terms to this Letter Agreement. Boeing and Customer, acting in good faith, will execute the *** as soon as reasonably practicable after Customer’s receipt of the *** Notice, but not later than *** days from the date thereof. In the event of any conflict between the terms and conditions of this Letter Agreement and the ***, the terms and conditions of this Letter Agreement shall control.

4. Confidential Treatment.

Customer, United Continental Holdings, Inc. and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing, United Continental Holdings, Inc. and Customer as confidential and are subject to the terms and conditions set forth in letter agreement number UAL-PA-03784-LA-1208938 ***.

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
737 Production Adjustments	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

United Continental Holdings, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
737 Production Adjustments	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208938

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Privileged and Confidential Matters

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and the Aircraft General Terms Agreement (AGTA) (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.

(a)	Employees. A party may disclose the Information to its own employees (as well as the employees of United Continental Holdings, Inc. and Continental Airlines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.

(b)	Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, *** and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors’ compliance with such obligations.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1208938
Privileged and Confidential Matters	Page 1

(c)	Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:

(i)	The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and

(ii)	The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING PROPRIETARY

UAL-PA-03784-LA-1208938
Privileged and Confidential Matters	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1209039

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model Boeing Model 737-800 aircraft or Model 737-700 aircraft (collectively, the Substitute Aircraft) ***in place of any Aircraft, subject to the following terms and conditions:

1. Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	no later than the first day of the month that is *** prior to the scheduled month of delivery of the Aircraft for which it will be substituted. Shorter notice may be acceptable if mutually agreed by both parties.

2. Boeing Production Constraints.

2.1 Customer’s substitution right is conditioned upon Boeing having production capacity for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capacity will support the scheduled delivery month.

2.2 If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Aircraft Model Substitution	Page 1

2.3 All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3 below.

3. Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within ***of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

4. ***

***

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1209039
Aircraft Model Substitution	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1209039
Aircraft Model Substitution	Page 3

***

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***		***

Boeing / United Air Lines, Inc. Proprietary

***

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1209115

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will *** of the Aircraft as more specifically provided below.

1. Definitions.

1.1 *** shall have the meaning set forth in Article 2, below.

1.2 Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 *** Period shall mean the period beginning *** before and ending *** after the scheduled delivery month of the first Covered Aircraft.

1.4 *** shall mean mutually agreed *** programs that *** such as *** activities as the parties may mutually agree.

1.5 *** shall mean *** for *** provided to Customer during the *** Period.

2. ***.

As more particularly set forth in this Letter Agreement*** agrees to provide *** to *** during the *** Period in a value not to exceed *** for ***up to *** of ***

3. Methods of Performance.

3.1 Subject to the ***, *** that Customer provides Boeing *** no later than *** months after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed ***, *** during the *** Period directly to Customer. The *** of such Boeing *** and will *** that are subject to *** pursuant to Article 3.1 above.

3.3 In the event Customer ***. Boeing will provide Customer with no less than thirty (30) days of notice prior to ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1209115
***	Page 1

4. ***

Following the execution of this Letter Agreement, *** pursuant to this Letter Agreement.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03784-LA-1209115
***	Page 2